UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 13, 2006

KRATON Polymers LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Polymer Holdings LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123749	20-0411521
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2006, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of KRATON Polymers LLC (the "Company") approved and adopted the 2006 Incentive Compensation Plan (the "Plan"), including the performance-based criteria by which potential payouts to participants in the Plan ("Participants") will be determined. The Plan is designed to attract, retain, motivate and reward officers, including named executive officers, and certain employees that have been deemed eligible to participate in the Plan. For the bonus year which ends December 31, 2006, the Board will establish a common bonus pool proportional to the EBITDA generated by the Company. It is expected that the common bonus pool be in the range of $5MM - $10MM, but could be more or less depending on performance. Once the common bonus pool is determined based on EBITDA, the common bonus pool under the Plan may be increased or decreased up to $1MM based on a series of additional performance criteria as established by the Committee.

A Participant’s target bonus is calculated by multiplying the Participant’s base salary by the Participant's Target Bonus Factor (which is detailed for certain executive officers below; for all other Participants this ranges from 5% to 50% based on job level). The target bonus is then modified by the Company Performance Factor and the Individual’s Performance Factor, each as determined by the Committeee in order to calculate the Participant's final bonus amount. The Committee determines the Company Performance Factor through use of a sliding scale based on the EBITDA generated by the Company. The Participant’s Individual Performance Factor typically ranges from 0 to 2.0 times his or her Target Bonus Factor to recognize his or her leadership and contributions to the Company. The final bonus amounts are adjusted as necessary so as not to exceed the common bonus pool amount.

The Committee has approved the following Target Bonus Factors for each of the following executive officers: Mr. George Gregory, 100%; Mr. Kevin M. Fogarty, 60%; Mr. David Bradley, 60%; Mr. Richard Ott, 50%; and Mr. Joseph Waiter, 40%. Generally, the bonus amounts will not exceed two times the target bonus, unless discretion is exercised by the Committee.

The bonuses will be paid in cash and the Company expects that the payments will be made in first quarter 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON Polymers LLC

March 13, 2006	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

Polymer Holdings LLC

March 13, 2006	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel